Offerings - Offering: 1	Aug. 19, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 14,141,070.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 2,165.00
Offering Note	Calculated solely for purposes of determining the filing fee. This number assumes: (i) all eligible NTSUP RSUs (as defined below) are properly tendered and not withdrawn in the offer and (ii) the number of LTIP RSUs (as defined below) is equal to the number of NRSUP RSUs tendered in the offer. This calculation assumes that NTSUP RSUs will be exchanged for LTIP RSUs having an aggregate value of $14,141,070 as of August 14, 2025. The amount of the filing fee, calculated in accordance with Rule 0-11 of the Securities Exchange Act of 1934, as amended, equals $153.10 for each $1,000,000 of the aggregate value of this transaction. The transaction valuation set forth above was calculated for the sole purpose of determining the filing fee and should not be used for any other purpose.